EXHIBIT 10.30
                           FIRST AMENDMENT
                               OF THE
                        GIANT INDUSTRIES, INC.
                        & AFFILIATED COMPANIES
                             401(K) PLAN


     WHEREAS, Giant Industries, Inc. and certain of its affiliates (the Employer ) adopted the Giant Industries, Inc. & Affiliated
Companies 401(k) Plan (the  Plan ) effective July 1, 1993; and

     WHEREAS, the Employer amended and restated the Plan, effective July 1, 1993, through an adoption agreement dated September 10, 1994; and

     WHEREAS, the Employer has the authority to amend the Plan.

     NOW, THEREFORE, the Employer hereby amends the Plan as follows:

     Pages 2, 10, 13 and 18, and the sheet attached to page 3, of the existing Plan are hereby removed and replaced by the attached replacement pages 2, 10, 13, and 18, and the sheet to be attached to page 3, and the Attachment to Adoption Agreement for Giant
Industries, Inc. & Affiliated Companies 401(k) Plan is hereby adopted as part of the Plan.

     This amendment is effective January 1, 1996, except as otherwise stated in the replacement pages of the attachment.


                                     GIANT INDUSTRIES, INC. &
                                     AFFILIATED COMPANIES

10-17-96                             /s/ A. WAYNE DAVENPORT
--------------                       ------------------------------
Date                                 A. Wayne Davenport
                                     Vice President and CFO

                                     Accepted by:
                                     FIDELITY MANAGEMENT TRUST
                                     COMPANY, as Trustee

11-14-96                             /s/ WAYNE A. ISSAC
--------------                       ------------------------------
Date                                 Name: Wayne A. Issac
                                     Title: Sr. Legal Counsel/
                                            Authorized Signatory

         (2) [X] Amendment Effective Date:  1-1-96.  This is (check one):

             (A) [X] an amendment of The CORPORATE plan for Retirement
                     Adoption Agreement previously executed by the Employer; or

             (B) [ ] a conversion from another plan document into The
                     CORPORATE plan for Retirement.

                 The original effective date of the Plan:  7-1-93

                 The substantive provisions of the Plan shall apply prior to the Effective Date to the extent required by the Tax Reform Act of 1986 or other applicable laws.

1.02 EMPLOYER

     (a) THE EMPLOYER IS:   Giant Industries, Inc.
         Address:           23733 N. Scottsdale Rd.
                            Scottsdale, AZ 85255

         Contact s Name:    Debra A. McKinney

         Telephone Number:  (602) 585-8888

         (1) Employer s Tax Identification Number:  86-0642718

         (2) Business form of Employer (check one):

             (A) [X] Corporation
             (B) [ ] Sole proprietor or partnership
             (C) [ ] Subchapter S Corporation
             (D) [ ] Governmental
             (E) [ ] Tax-exempt organization
             (F) [ ] Rural Electric Cooperative

         (3) Employer s fiscal year end:  12/31

         (4) Date business commenced:  12/68



NS8/1/93                     2             Substitute Page
                                           effective January 1, 1996

     (4) ELIGIBLITY REQUIREMENT(S)

         A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(b) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):

         (A)[X] Is employed by the Employer on the last day of the Plan Year. See attachment.

         (B)[ ] Earns at least 500 Hours of Service during the Plan Year.

         (C)[ ] Earns at least 1,000 Hours of Service during the Plan Year.

         (D)[ ] Is not a Highly Compensated Employee for the Plan Year.

         (E)[ ] Is not a Partner of the Employer, if the Employer is a partnership.

         (F)[ ] No requirements.

         NOTE: If option (A), (B) or (C) above is selected then Matching
               Contributions can only be funded by the Employer after the Plan Year ends. Any Matching Contribution funded before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(c)(4)). If Option (A),
               (B), or (C) is adopted during a Plan Year, such option shall not become effective until the first day of the next Plan Year.

(d)  [ ] EMPLOYEE AFTER-TAX CONTRIBUTIONS (check one):

     (1) [ ] FUTURE CONTRIBUTIONS

          Participants may make voluntary non-deductible Employee Contributions pursuant to Section 4.09 of the Plan. This option may only be elected if the Employer has elected to permit Deferral Contributions under Section 1.05(b). Matching Contributions by the Employer are not allowed on any voluntary non-deductible Employee Contributions. Withdrawals are limited to one per year unless Employee Contributions were allowed under a previous plan document which authorized more frequent withdrawals.

     (2)  [ ] FROZEN CONTRIBUTIONS

          Participants may not make voluntary non-deductible Employee Contributions but the Employer does maintain frozen Participant voluntary non-deductible Employee Contribution accounts.


NS8/1/93                    10             Substitute Page
                                           effective January 1, 1996

1.08  PREDECESSOR EMPLOYER SERVICE

      [X] SERVICE FOR PURPOSES OF ELIGIBILITY IN SECTION 1.03(a)(1) AND
          VESTING IN SECTION 1.07(a) OF THIS PLAN SHALL INCLUDE SERVICE WITH THE FOLLOWING EMPLOYER(S):

      (a) See attachment.
      (b) See attachment.
      (c) See attachment.
      (d)

1.09  PARTICIPANT LOANS

      PARTICIPANT LOANS (check (a) or (b)):

      (a) [ ] WILL BE ALLOWED IN ACCORDANCE WITH SECTION 7.09, SUBJECT TO A $1,000 MINIMUM AMOUNT AND WILL BE GRANTED (check (1) or (2)):

              (1) [ ] for any purpose.
              (2) [ ] for hardship withdrawal (as defined in Section 7.10)
                      purposes only.

      (b) [X] WILL NOT BE ALLOWED.

1.10  HARDSHIP WITHDRAWALS

      PARTICIPANT WITHDRAWALS FOR HARDSHIP PRIOR TO TERMINATION OF EMPLOYMENT (check one):

      (a) [X] WILL BE ALLOWED IN ACCORDANCE WITH SECTION 7.10, SUBJECT TO A $1,000 MINIMUM AMOUNT.

      (b) [ ] WILL NOT BE ALLOWED




NS8/1/93                    13             Substitute Page
                                           effective January 1, 1996

(b) PLAN INVESTMENT OPTIONS

    The Employer hereby establishes a Trust under the plan in accordance with the provisions of Article 14, and the Trustee signifies acceptance of its duties under Article 14 by its signature below. Participant Accounts under the Trust will be invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.

               FUND NAME                    FUND NUMBER

    (1) FMMT Retirement Gov t
    (2) Government Securities
    (3) Contrafund
    (4) Fidelity Asset Manager
    (5) Fidelity Asset Manager; Growth
    (6) Diversified International
    (7) Emerging Growth Fund
    (8)
    (9)
    (10)

    Funds 6 & 7 added effective October 1, 1996

    /s/ A. WAYNE DAVENPORT
    ----------------------
    A. Wayne Davenport
    September 11, 1996

    NOTE: An additional annual recordkeeping fee will be charged for each fund in excess of five funds.

          To the extent that the Employer selects as an investment option the Managed Income Portfolio of the Fidelity Group Trust for Employee Benefit Plans (the Group Trust ), the Employer hereby
          (A) agrees to the terms of the Group Trust and adopts said terms as a part of this Agreement and (B) acknowledges that it has received from the Trustee a copy of the Group Trust, the Declaration of Separate Fund for the Managed Income Portfolio of the Group Trust, and the Circular for the Managed Income Portfolio.

    NOTE: The method and frequency for change of investments will be determined under the rules applicable to the selected funds or, if applicable, the rules of the Employer adopted in accordance with Section 6.03. Information will be provided regarding expenses, if any, for changes in investment options.




NS8/1/93                               18

                    (Sheet to be attached to page 3)

                        DATES OF INCORPORATION

                                                      DATE OF INCORPORATION

Giant Industries, Inc., a Delaware corporation        September 21, 1989

Giant Industries Arizona, Inc., an Arizona            December 11, 1968
   corporation
   amendment: April 23, 1974 (Giant Industries, Inc.);
   October 12, 1989 (Giant Industries Arizona, Inc.)

Giant Exploration & Production Company, a             July 3, 1964
   Texas corporation (name change effective
   June 12, 1990)

Ciniza Production Company, a New Mexico corporation   August 13, 1987

Giant Stop-N-Go of New Mexico, Inc., a New            January 18, 1991
   Mexico corporation

Giant Four Corners, Inc., an Arizona corporation      August 4, 1993

Giant Mid-Continent, Inc., an Arizona corporation     December 22, 1994

San Juan Refining Company, a New Mexico corporation   September 15, 1995

        ATTACHMENT TO ADOPTION AGREEMENT FOR GIANT INDUSTRIES, INC.
                   AFFILIATED COMPANIES 401(k) PLAN

Section 1.05(c)(4)(A).

     An Employee of Giant Exploration & Production company ( E&P ) who is employed by E&P on July 16, 1996, and who is not thereafter transferred from E&P to another affiliate or division that is part of the Employer, shall be deemed to satisfy the requirements of this
     Section 1.05(c)(4)(A) for the Plan Year ending December 31, 1996.

Section 1.08

     (a) Effective as of January 1, 1996, Bloomfield Refining Company
         ( Bloomfield ), The Gary-Williams Company ( Gary-Williams ), and any affiliate or predecessor employer of either, but only to the extent service was credited under The Gary Tax Advantaged Savings Program and Profit-Sharing Plan on October 4, 1995 with respect to such employer, and only for employees who were employed by Bloomfield or Gary-Williams on October 3, 1995, and became Employees of the Employer on October 4, 1995, in connection with the sale of assets of Bloomfield Refining Company to the Employer.

     (b) Effective as of January 1, 1996, Meridian Oil Inc., Meridian Oil Gathering Inc., and Meridian Oil Trading Inc. (collectively
          Meridian ), and any affiliate or predecessor employer of Meridian, but only to the extent service was credited under the Burlington Resources Retirement Savings Plan on August 18, 1995 with respect to such employer, and only for employees who were employed by Meridian on August 17, 1995, and became Employees of the Employer on August 18, 1995, in connection with the sale of assets of Meridian to the Employer.

     (c) Effective as of January 1, 1996, Texaco Refining and Marketing Inc. ( Texaco ), and any affiliate or predecessor employer of Texaco, but only to the extent service was credited under any plan sponsored by Texaco that qualified under Section 401(a)(4) of the Code, and only for an employee who was employed by Texaco on July 24, 1993, and became an Employee of the Employer on July 25, 1995 in connection with the sale of assets of Texaco to the Employer.

AMENDMENT TO BASIC PLAN DOCUMENT

     By way of clarification and emphasis, Section 13.01 is amended by inserting the words Discretionary authority at the beginning of each clauses (b)-(f), and in each such clause, revising To to read to .